UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2007

INTEGRA BANK CORPORATION
 (Exact name of registrant as specified in its charter)

Indiana	0-13585	35-1632155
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 S.E. Third Street P.O. Box 868 Evansville, Indiana	47705-0868
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 464-9677

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2007, the shareholders of Integra Bank Corporation (“Integra”) approved two new compensatory plans—the 2007 Equity Incentive Plan and the Annual Cash Plan. Copies of the plans and the forms of award agreements for the 2007 Stock Incentive Plan are included as exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this filing and are incorporated herein by reference in response to this item.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 18, 2007, the Board of Directors of Integra adopted a resolution increasing the size of the Board of Directors and appointed Bradley M. Stevens a director for a term expiring at the 2008 annual meeting of shareholders and Arthur D. Pringle, III a director for a term expiring at the 2009 annual meeting of shareholders.

Mr. Stevens is 66 years old. He has been the President and Chief Executive Officer of Prairie Financial Corporation, which Integra acquired on April 9, 2007, since 1994. Mr. Pringle is 60 years old. He has been Vice President and part owner of Bulkoa Inc., a warehouse leasing company, since 1978 and Chairman and part owner of Precise Ambulance Service, LLC, an ambulance service, since 2003.

Mr. Stevens was not appointed to any committees of the Board. Mr. Pringle has been appointed to the ALCO and Finance Committee and the Compensation Committee.

With respect to the information required by Item 404(a) of Regulation S-K, Integra hereby incorporates by reference the information contained in the proxy statement/prospectus included in Amendment No. 2 to Integra’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on March 7, 2007, under the caption “Interests of Prairie Directors and Officers in the Merger” appearing on pages 60 through 61 thereof, which information is also included as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

10.1	Integra Bank Corporation 2007 Equity Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2007).

10.2	Integra Bank Corporation Annual Cash Incentive Plan (incorporated by reference to Exhibit B to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2007).

10.3	Form of Restricted Stock Agreement (Director)

10.4	Form of Restricted Stock Agreement (Employee)

10.5	Form of Nonqualified Stock Option Agreement

10.6	Form of Stock Appreciation Right Agreement

99.1	Disclosure appearing under the caption “Interests of Prairie Directors and Officers in the Merger” beginning on page 60 of the proxy statement/prospectus included in Amendment No. 2 to the Registration Statement on Form S-4 of Integra Bank Corporation filed with the Securities and Exchange Commission on March 7, 2007, which disclosure is incorporated herein by reference to such registration statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2007

INTEGRA BANK CORPORATION

By: /s/ Martin M. Zorn
Martin M. Zorn
Chief Financial Officer, Executive Vice
President — Finance and Risk

INDEX TO EXHIBITS

10.1*	Integra Bank Corporation 2007 Equity Incentive Plan (incorporated by reference to Exhibit A to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2007).

10.2*	Integra Bank Corporation Annual Cash Incentive Plan (incorporated by reference to Exhibit B to the Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2007).

10.3*	Form of Restricted Stock Agreement (Director) under 2007 Equity Incentive Plan.

10.4*	Form of Restricted Stock Agreement (Employee) under 2007 Equity Incentive Plan.

10.5*	Form of Nonqualified Stock Option Agreement under 2007 Equity Incentive Plan.

10.6*	Form of Stock Appreciation Right Agreement under 2007 Equity Incentive Plan.

99.1	Disclosure appearing under the caption “Interests of Prairie Directors and Officers in the Merger” beginning on page 60 of the proxy statement/prospectus included in Amendment No. 2 to the Registration Statement on Form S-4 of Integra Bank Corporation filed with the Securities and Exchange Commission on March 7, 2007, which disclosure is incorporated herein by reference to such registration statement.

*	The indicated exhibit is a management contract, compensatory plan or arrangement required to be filed by Item 601 of Regulation S-K.